UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2019

CLEARBRIDGE

LARGE CAP GROWTH FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Growth Fund for the twelve-month reporting period ended November 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2019

II	ClearBridge Large Cap Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We attempt to identify established large-capitalization companies with the highest growth potential. We then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, we attempt to identify the best values available among the growth companies identified. The core holdings of the Fund will be large-capitalization companies that we believe to be dominant in their industries, global in scope and with a long-term history of performance.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The major equity indices posted double-digit returns for the twelve-month reporting period ended November 30, 2019, as the S&P 500 Indexi gained 16.11%, the Russell 1000 Indexii added 16.10% and the Russell Midcap Indexiii rose 14.96%. Growth stocks maintained their leadership over value stocks, with the Russell 1000 Growth Indexiv gaining 21.01% compared to a return of 11.33% for the Russell 1000 Value Indexv. Volatility spiked several times during the year, with the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”)vi maintaining normalized levels over longer periods.

A sharp 9% market correction in December 2018, driven by fears of a slowing economy and rising interest rates, sent equities broadly lower to start the reporting period. While all sectors generated negative returns in the month, the more cyclical sectors including the Energy, Financials and Industrials sectors performed the worst. The broader market fully recovered these losses in the first quarter of 2019, when sentiment toward economic growth improved, driven by positive signs from U.S.-China trade negotiations and a more dovish stance from the Federal Reserve Board (the “Fed”)vii. Further signs of progress in trade negotiations and hints at more accommodative Fed policy supported positive equity returns in the second quarter of 2019.

In July 2019, the Fed cut the federal funds rateviii for the first time in a decade. The initial cut was followed by two more in August and October 2019 leaving the target rate at a range between 1.50% and 1.75% and bringing the Fed more in alignment with the accommodative stances of other global central banks. The Fed action, combined with a resilient U.S. consumer, helped the broad market advance moderately in the third quarter of 2019, in the face of ongoing U.S.-China trade tensions, slowing manufacturing and an inverted yield curveix. Defensive stocks performed well, with the Utilities, Real Estate and Consumer Staples sectors among market leaders.

Throughout most of the reporting period, trade tensions and slowing global growth threatened to curb energy demand, weighing on energy stocks. As the Democratic Party’s candidates kicked off campaigning for the 2020 U.S. presidential election primaries, the

ClearBridge Large Cap Growth Fund 2019 Annual Report	1

Fund overview (cont’d)

Health Care sector came under pressure due to growing concerns regarding potentially greater government involvement in health insurance and drug pricing. However, strong third-quarter 2019 earnings and attractive valuations helped some health care names rebound off lows.

Against this backdrop, momentum and growth-oriented stocks continued to lead the market, with Information Technology (“IT”) (+33.06%) and Communication Services (+23.75%) being the best performing sectors in the Fund’s benchmark, the Russell 1000 Growth Index, for the reporting period. The Materials (+23.15%) and Real Estate (+21.11%) sectors also outperformed. Despite a 6% rise in crude oil prices during the period, Energy (-15.67%) was the worst performing sector while the Health Care sector (+7.15%) also underperformed during the reporting period.

Q. How did we respond to these changing market conditions?

A. We have carefully constructed the Fund to thrive in a more volatile market environment, diversifying across three types of growth companies — stable, cyclical and select — that tend to do well at different stages of a market cycle and are driven more by their own execution than broad, macroeconomic forces.

This approach also helps to deliver differentiated performance from the market. Over time, stock selection has proven to be a strong contributor to the Fund’s results. But in the short-term, the active risk we take as stock pickers can work against us. This was the case during the reporting period as disappointing results from a handful of companies caused the Fund to lag the Russell 1000 Growth Index. Uber Technologies and GrubHub, two of the newest names in the Fund’s select bucket of higher-risk companies with above-average growth rates, struggled as they invested heavily to expand market share. GrubHub admitted late in the reporting period that greater than expected competition would require additional spending and push out its profitability timeline, causing us to exit the position. Meanwhile, we believe Uber, which dominates the global rideshare market and is a leading player in a fast-growing food delivery market, possesses a superior business model and is on the path to improved profitability.

The Health Care sector was also a headwind as political rhetoric heated up over potential changes to the U.S. health care system. Biotechnology companies in particular have been pressured by the risk of prescription drug pricing controls while several of the Fund’s biotech holdings, including Celgene and Alexion Pharmaceuticals, were also hurt by competitive threats. Given the lack of near-term visibility in the sector, we trimmed the Fund’s health care exposure through the sales of Celgene and Regeneron Pharmaceuticals into strength as well as exiting Biogen after the cancellation of a key clinical trial.

The robust performance of growth stocks for the year was well above our expectations. This strong run motivated profit-taking in some of the Fund’s better performers in the IT sector. We closed a position in online payment provider PayPal after a strong runup and software maker Red Hat ahead of its acquisition by a larger rival. These moves, as well as our

2	ClearBridge Large Cap Growth Fund 2019 Annual Report

concern that passive flows into the largest stocks in the market were causing growth benchmarks to become overly skewed toward IT stocks, caused the Fund to be underweight IT throughout the reporting period, which proved a headwind to performance.

As long-term investors, we will continue to be selective in adjusting the Fund’s positioning in the sector. This approach included adding financial and payment software maker Fidelity National Information Services and customer relationship management software maker salesforce.com during the year.

Performance review

For the twelve months ended November 30, 2019, Class A shares of ClearBridge Large Cap Growth Fund, excluding sales charges, returned 17.70%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Index, returned 21.01% for the same period. The Lipper Large-Cap Growth Funds Category Averagex returned 18.92% over the same time frame.

Performance Snapshot as of November 30, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Large Cap Growth Fund:
Class A	13.01%	17.70%
Class C	12.62%	16.84%
Class R	12.83%	17.34%
Class I	13.17%	18.03%
Class IS	13.22%	18.15%
Class O1	13.20%	18.11%
Russell 1000 Growth Index	16.46%	21.01%
Lipper Large-Cap Growth Funds Category Average	13.70%	18.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]	Class O shares are offered only to former Class O shareholders of the ClearBridge Equity Fund.

ClearBridge Large Cap Growth Fund 2019 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I, Class IS and Class O shares were 1.05%, 1.74%, 1.36%, 0.76%, 0.66% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in nine of the ten economic sectors in which it was invested (among eleven sectors in total) during the reporting period.

The greatest contributions to absolute returns came from the IT and Communication Services sectors. In terms of individual Fund holdings, leading contributors to performance for the period included Facebook, Inc. in the Communication Services sector, Microsoft Corp., Visa Inc. and Apple Inc., all in the IT sector as well as Chipotle Mexican Grill, Inc. in the Consumer Discretionary sector.

Relative to the benchmark, stock selection in the Communication Services and Real Estate sectors was the primary contributor to performance for the period. Stock selection in the Consumer Staples and Health Care sectors as well as an underweight to the Industrials sector also aided results.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, the leading detractors from performance for the reporting period were Biogen Inc. and BioMarin Pharmaceutical Inc., both in the Health Care sector, GrubHub, Inc. in the Consumer Discretionary sector, Uber Technologies, Inc. in the Industrials sector and Nutanix, Inc. in the IT sector.

Relative to the benchmark, overall stock selection and sector allocation had negative impacts on performance. In particular, stock selection in the Industrials, IT and Financials sectors, an underweight to the IT sector and an overweight to the Energy sector were the primary detractors from returns for the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Advance Auto Parts, Inc. and Booking Holdings Inc., both in the Consumer Discretionary sector, salesforce.com, Inc. and Fidelity National Information Services, Inc., both in the IT sector and Uber Technologies, Inc. in the Industrials sector. During the reporting period, we also closed a number of the Fund’s existing positions, the largest being Biogen Inc. and Celgene Corp., both in the Health Care sector, PayPal Holdings Inc. and Red Hat, Inc., both in the IT sector as well as Yum China Holdings, Inc. in the Consumer Discretionary sector.

4	ClearBridge Large Cap Growth Fund 2019 Annual Report

Thank you for your investment in ClearBridge Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

December 11, 2019

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Growth stocks as a group may fall out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Diversification does not assure against market loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2019 were: Amazon.com Inc. (6.8%), Facebook Inc., Class A Shares (5.2%), Microsoft Corp. (5.1%), Visa Inc., Class A Shares (4.4%), UnitedHealth Group Inc. (3.4%), Alphabet Inc., Class C Shares (3.1%), Apple Inc. (3.0%), Adobe Inc. (2.9%), Walt Disney Co. (2.8%) and Thermo Fisher Scientific Inc. (2.6%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2019 were: Information Technology (32.3%), Communication Services (14.2%), Consumer Discretionary (13.3%), Health Care (12.6%) and Industrials (10.1%). The Fund’s portfolio composition is subject to change at any time.

ClearBridge Large Cap Growth Fund 2019 Annual Report	5

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

iv

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

vi	The Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”) is a measure of market expectations of near-term volatility as conveyed by S&P 500 stock index option prices.

vii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

viii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 641 funds for the six-month period and among the 634 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge Large Cap Growth Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2019 and November 30, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Growth Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2019 and held for the six months ended November 30, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.01%	$1,000.00	$1,130.10	1.02%	$5.45	Class A	5.00%	$1,000.00	$1,019.95	1.02%	$5.16
Class C	12.62	1,000.00	1,126.20	1.72	9.17	Class C	5.00	1,000.00	1,016.44	1.72	8.69
Class R	12.83	1,000.00	1,128.30	1.33	7.10	Class R	5.00	1,000.00	1,018.40	1.33	6.73
Class I	13.17	1,000.00	1,131.70	0.74	3.95	Class I	5.00	1,000.00	1,021.36	0.74	3.75
Class IS	13.22	1,000.00	1,132.20	0.63	3.37	Class IS	5.00	1,000.00	1,021.91	0.63	3.19
Class O	13.20	1,000.00	1,132.00	0.67	3.58	Class O	5.00	1,000.00	1,021.71	0.67	3.40

8	ClearBridge Large Cap Growth Fund 2019 Annual Report

[1]	For the six months ended November 30, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge Large Cap Growth Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/19	17.70%	16.84%	17.34%	18.03%	18.15%	18.11%
Five Years Ended 11/30/19	13.28	12.47	12.96	13.63	13.72	N/A
Ten Years Ended 11/30/19	14.62	13.86	14.28	15.03	N/A	N/A
Inception* through 11/30/19	—	—	—	—	15.96	13.68

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/19	10.93%	15.84%	17.34%	18.03%	18.15%	18.11%
Five Years Ended 11/30/19	11.95	12.47	12.96	13.63	13.72	N/A
Ten Years Ended 11/30/19	13.94	13.86	14.28	15.03	N/A	N/A
Inception* through 11/30/19	—	—	—	—	15.96	13.68

Cumulative total returns
Without sales charges[1]
Class A (11/30/09 through 11/30/19)	291.30%
Class C (11/30/09 through 11/30/19)	266.21
Class R (11/30/09 through 11/30/19)	279.78
Class I (11/30/09 through 11/30/19)	305.47
Class IS (Inception date of 3/15/13 through 11/30/19)	170.16
Class O (Inception date of 12/19/14 through 11/30/19)	88.62

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A and C shares is August 29, 1997. Inception dates for Class R, I, IS and O shares are December 28, 2006, October 15, 1997, March 15, 2013 and December 19, 2014, respectively.

10	ClearBridge Large Cap Growth Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Large Cap Growth Fund vs. Russell 1000 Growth Index† — November 2009 - November 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and C shares of ClearBridge Large Cap Growth Fund on November 30, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2019. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Large Cap Growth Fund 2019 Annual Report	11

Schedule of investments

November 30, 2019

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 98.2%
Communication Services — 14.2%
Entertainment — 2.8%
Walt Disney Co.	2,835,709	$429,836,770
Interactive Media & Services — 9.5%
Alphabet Inc., Class A Shares	144,717	188,723,992	*
Alphabet Inc., Class C Shares	364,686	475,900,643	*
Facebook Inc., Class A Shares	3,998,045	806,165,794	*
Total Interactive Media & Services		1,470,790,429
Media — 1.9%
Comcast Corp., Class A Shares	6,872,378	303,415,489
Total Communication Services		2,204,042,688
Consumer Discretionary — 13.3%
Internet & Direct Marketing Retail — 9.8%
Alibaba Group Holding Ltd., ADR	1,438,858	287,771,600	*
Amazon.com Inc.	586,170	1,055,574,936	*
Booking Holdings Inc.	92,856	176,800,609	*
Total Internet & Direct Marketing Retail		1,520,147,145
Specialty Retail — 3.5%
Advance Auto Parts Inc.	1,557,152	244,597,436
Home Depot Inc.	1,366,960	301,428,350
Total Specialty Retail		546,025,786
Total Consumer Discretionary		2,066,172,931
Consumer Staples — 4.4%
Beverages — 1.6%
Anheuser-Busch InBev SA/NV, ADR	3,175,532	251,978,464
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	905,018	271,333,447
Food Products — 1.0%
McCormick & Co. Inc., Non Voting Shares	946,149	160,135,718
Total Consumer Staples		683,447,629
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Pioneer Natural Resources Co.	1,252,511	160,121,006
Financials — 5.5%
Capital Markets — 3.5%
BlackRock Inc.	481,886	238,490,200
Charles Schwab Corp.	6,277,709	310,746,596
Total Capital Markets		549,236,796
Consumer Finance — 2.0%
American Express Co.	2,503,453	300,714,774
Total Financials		849,951,570

See Notes to Financial Statements.

12	ClearBridge Large Cap Growth Fund 2019 Annual Report

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Health Care — 12.6%
Biotechnology — 2.5%
Alexion Pharmaceuticals Inc.	2,022,089	$230,396,821	*
BioMarin Pharmaceutical Inc.	1,933,435	156,047,539	*
Total Biotechnology		386,444,360
Health Care Providers & Services — 3.3%
UnitedHealth Group Inc.	1,862,543	521,269,909
Life Sciences Tools & Services — 2.6%
Thermo Fisher Scientific Inc.	1,278,771	401,470,155
Pharmaceuticals — 4.2%
Johnson & Johnson	1,959,299	269,384,020
Zoetis Inc.	3,173,937	382,522,887
Total Pharmaceuticals		651,906,907
Total Health Care		1,961,091,331
Industrials — 10.1%
Air Freight & Logistics — 3.0%
CH Robinson Worldwide Inc.	1,415,773	108,802,155
United Parcel Service Inc., Class B Shares	2,999,022	359,072,904
Total Air Freight & Logistics		467,875,059
Industrial Conglomerates — 2.1%
Honeywell International Inc.	1,844,223	329,286,017
Professional Services — 1.8%
IHS Markit Ltd.	3,859,091	280,362,961	*
Road & Rail — 1.3%
Uber Technologies Inc.	6,538,863	193,550,345	*
Trading Companies & Distributors — 1.9%
W.W. Grainger Inc.	947,870	300,427,396
Total Industrials		1,571,501,778
Information Technology — 32.3%
IT Services — 7.7%
Akamai Technologies Inc.	3,527,183	307,288,183	*
Fidelity National Information Services Inc.	1,383,301	191,103,033
Visa Inc., Class A Shares	3,742,417	690,513,361
Total IT Services		1,188,904,577
Semiconductors & Semiconductor Equipment — 4.8%
NVIDIA Corp.	1,235,587	267,801,126
QUALCOMM Inc.	3,386,417	282,935,140
Texas Instruments Inc.	1,688,107	202,927,343
Total Semiconductors & Semiconductor Equipment		753,663,609
Software — 16.8%
Adobe Inc.	1,461,870	452,492,621	*
Microsoft Corp.	5,272,652	798,174,060
Nutanix Inc., Class A Shares	4,106,325	153,371,239	*
Oracle Corp.	5,673,158	318,491,090
Palo Alto Networks Inc.	1,073,344	243,885,224	*

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2019 Annual Report	13

Schedule of investments (cont’d)

November 30, 2019

ClearBridge Large Cap Growth Fund

Security		Shares	Value
Software — continued
salesforce.com Inc.		1,221,984	$199,048,974	*
Splunk Inc.		1,834,310	273,715,738	*
VMware Inc., Class A Shares		1,072,360	166,880,663
Total Software			2,606,059,609
Technology Hardware, Storage & Peripherals — 3.0%
Apple Inc.		1,732,725	463,070,756
Total Information Technology			5,011,698,551
Materials — 3.1%
Chemicals — 3.1%
Ecolab Inc.		1,347,910	251,614,360
Linde PLC		1,119,576	230,867,767
Total Materials			482,482,127
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
Equinix Inc.		474,249	268,828,046
Total Investments before Short-Term Investments (Cost — $11,139,867,952)			15,259,337,657

	Rate
Short-Term Investments — 1.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $270,704,832)	1.470%	270,704,832	270,704,832
Total Investments — 100.0% (Cost — $11,410,572,784)			15,530,042,489
Other Assets in Excess of Liabilities — 0.0%			5,863,332
Total Net Assets — 100.0%			$15,535,905,821

*	Non-income producing security.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth Fund 2019 Annual Report

Statement of assets and liabilities

November 30, 2019

Assets:
Investments, at value (Cost — $11,410,572,784)	$15,530,042,489
Dividends and interest receivable	16,372,223
Receivable for Fund shares sold	15,446,208
Prepaid expenses	397,878
Total Assets	15,562,258,798

Liabilities:
Payable for Fund shares repurchased	15,600,383
Investment management fee payable	7,563,667
Service and/or distribution fees payable	888,092
Trustees’ fees payable	99,711
Accrued expenses	2,201,124
Total Liabilities	26,352,977
Total Net Assets	$15,535,905,821

Net Assets:
Par value (Note 7)	$2,865
Paid-in capital in excess of par value	10,682,461,812
Total distributable earnings (loss)	4,853,441,144
Total Net Assets	$15,535,905,821

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2019 Annual Report	15

Statement of assets and liabilities (cont’d)

November 30, 2019

Net Assets:
Class A	$2,326,403,693
Class C	$446,066,065
Class R	$139,213,950
Class I	$8,855,182,498
Class IS	$3,171,086,346
Class O	$597,953,269

Shares Outstanding:
Class A	46,409,300
Class C	11,280,330
Class R	2,910,022
Class I	158,549,647
Class IS	56,686,115
Class O	10,693,052

Net Asset Value:
Class A (and redemption price)	$50.13
Class C*	$39.54
Class R (and redemption price)	$47.84
Class I (and redemption price)	$55.85
Class IS (and redemption price)	$55.94
Class O (and redemption price)	$55.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$53.19

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

16	ClearBridge Large Cap Growth Fund 2019 Annual Report

Statement of operations

For the Year Ended November 30, 2019

Investment Income:
Dividends	$148,219,758
Interest	8,885,509
Less: Foreign taxes withheld	(928,399)
Total Investment Income	156,176,868

Expenses:
Investment management fee (Note 2)	82,435,620
Transfer agent fees (Note 5)	12,277,495
Service and/or distribution fees (Notes 2 and 5)	10,696,581
Trustees’ fees	949,127
Registration fees	654,245
Fund accounting fees	207,029
Insurance	125,855
Shareholder reports	121,193
Custody fees	82,024
Legal fees	52,767
Audit and tax fees	47,829
Miscellaneous expenses	58,091
Total Expenses	107,707,856
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,250)
Net Expenses	107,706,606
Net Investment Income	48,470,262

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	804,813,462
Change in Net Unrealized Appreciation (Depreciation) From Investments	1,423,958,312
Net Gain on Investments	2,228,771,774
Increase in Net Assets From Operations	$2,277,242,036

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2019 Annual Report	17

Statements of changes in net assets

For the Years Ended November 30,	2019	2018

Operations:
Net investment income	$48,470,262	$25,580,464
Net realized gain	804,813,462	385,494,722
Change in net unrealized appreciation (depreciation)	1,423,958,312	576,383,667
Increase in Net Assets From Operations	2,277,242,036	987,458,853

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(404,753,147)	(393,396,246)
Decrease in Net Assets From Distributions to Shareholders	(404,753,147)	(393,396,246)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,643,188,283	4,129,790,491
Reinvestment of distributions	329,009,304	328,162,672
Cost of shares repurchased	(3,616,842,184)	(2,946,788,033)
Cost of shares redeemed in-kind (Note 9)	(191,922,402)	—
In-kind capital contributions (Note 8)	—	65,882,403
Increase in Net Assets From Fund Share Transactions	2,163,433,001	1,577,047,533
Increase in Net Assets	4,035,921,890	2,171,110,140

Net Assets:
Beginning of year	11,499,983,931	9,328,873,791
End of year	$15,535,905,821	$11,499,983,931

See Notes to Financial Statements.

18	ClearBridge Large Cap Growth Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$44.22	$41.91	$34.46	$33.78	$32.66

Income from operations:
Net investment income	0.07	0.01	0.02	0.07	0.04
Net realized and unrealized gain	7.40	4.09	8.14	1.57	3.08
Total income from operations	7.47	4.10	8.16	1.64	3.12

Less distributions from:
Net investment income	(0.00) [2]	(0.00) [2]	(0.03)	(0.01)	—
Net realized gains	(1.56)	(1.79)	(0.68)	(0.95)	(2.00)
Total distributions	(1.56)	(1.79)	(0.71)	(0.96)	(2.00)

Net asset value, end of year	$50.13	$44.22	$41.91	$34.46	$33.78
Total return[3]	17.70%	10.25%	24.14%	5.02%	10.26%

Net assets, end of year (millions)	$2,326	$1,865	$1,794	$1,253	$834

Ratios to average net assets:
Gross expenses	1.02%	1.04%	1.11%	1.15%	1.18%[4]
Net expenses[5,6]	1.02	1.04	1.08	1.09	1.14 [4]
Net investment income	0.14	0.03	0.05	0.22	0.13

Portfolio turnover rate	25%[7]	20%[8]	24%	13%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[5]

As a result of an expense limitation arrangement, effective March 31, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. During the period August 3, 2015 through March 30, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.15%. During the period December 19, 2014 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.18%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2019 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$35.47	$34.19	$28.42	$28.22	$27.80

Income (loss) from operations:
Net investment loss	(0.19)	(0.23)	(0.21)	(0.14)	(0.15)
Net realized and unrealized gain	5.82	3.30	6.66	1.29	2.57
Total income from operations	5.63	3.07	6.45	1.15	2.42

Less distributions from:
Net realized gains	(1.56)	(1.79)	(0.68)	(0.95)	(2.00)
Total distributions	(1.56)	(1.79)	(0.68)	(0.95)	(2.00)

Net asset value, end of year	$39.54	$35.47	$34.19	$28.42	$28.22
Total return[2]	16.84%	9.51%	23.22%	4.26%	9.49%

Net assets, end of year (millions)	$446	$553	$515	$384	$274

Ratios to average net assets:
Gross expenses	1.72%	1.73%	1.84%	1.88%	1.91%[3]
Net expenses[4,5]	1.72	1.73	1.81	1.82	1.87 [3]
Net investment loss	(0.53)	(0.66)	(0.68)	(0.51)	(0.58)

Portfolio turnover rate	25%[6]	20%[7]	24%	13%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

20	ClearBridge Large Cap Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$42.40	$40.37	$33.31	$32.76	$31.81

Income (loss) from operations:
Net investment loss	(0.07)	(0.11)	(0.09)	(0.01)	(0.04)
Net realized and unrealized gain	7.07	3.93	7.85	1.51	2.99
Total income from operations	7.00	3.82	7.76	1.50	2.95

Less distributions from:
Net investment income	—	—	(0.02)	—	—
Net realized gains	(1.56)	(1.79)	(0.68)	(0.95)	(2.00)
Total distributions	(1.56)	(1.79)	(0.70)	(0.95)	(2.00)

Net asset value, end of year	$47.84	$42.40	$40.37	$33.31	$32.76
Total return[2]	17.34%	9.93%	23.77%	4.75%	9.99%

Net assets, end of year (000s)	$139,214	$126,653	$95,961	$38,823	$9,936

Ratios to average net assets:
Gross expenses	1.33%	1.35%	1.42%	1.43%	1.44%[3]
Net expenses[4]	1.33	1.35 [5]	1.38 [5]	1.37 [5]	1.39 [3,5]
Net investment loss	(0.16)	(0.27)	(0.24)	(0.05)	(0.12)

Portfolio turnover rate	25%[6]	20%[7]	24%	13%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class R shares did not exceed 1.60%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2019 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$49.08	$46.30	$37.97	$37.11	$35.56

Income from operations:
Net investment income	0.21	0.16	0.15	0.20	0.16
Net realized and unrealized gain	8.25	4.52	8.98	1.71	3.39
Total income from operations	8.46	4.68	9.13	1.91	3.55

Less distributions from:
Net investment income	(0.13)	(0.11)	(0.12)	(0.10)	—
Net realized gains	(1.56)	(1.79)	(0.68)	(0.95)	(2.00)
Total distributions	(1.69)	(1.90)	(0.80)	(1.05)	(2.00)

Net asset value, end of year	$55.85	$49.08	$46.30	$37.97	$37.11
Total return[2]	18.03%	10.56%	24.52%	5.34%	10.66%

Net assets, end of year (millions)	$8,855	$6,376	$5,128	$2,128	$457

Ratios to average net assets:
Gross expenses	0.74%	0.75%	0.83%	0.84%	0.87%[3]
Net expenses[4]	0.74	0.75	0.78 [5]	0.78 [5]	0.79 [3,5]
Net investment income	0.42	0.33	0.35	0.54	0.45

Portfolio turnover rate	25%[6]	20%[7]	24%	13%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.05%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	ClearBridge Large Cap Growth Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$49.16	$46.35	$38.00	$37.13	$35.57

Income from operations:
Net investment income	0.26	0.21	0.19	0.24	0.18
Net realized and unrealized gain	8.26	4.53	8.97	1.70	3.38
Total income from operations	8.52	4.74	9.16	1.94	3.56

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.13)	(0.12)	—
Net realized gains	(1.56)	(1.79)	(0.68)	(0.95)	(2.00)
Total distributions	(1.74)	(1.93)	(0.81)	(1.07)	(2.00)

Net asset value, end of year	$55.94	$49.16	$46.35	$38.00	$37.13
Total return[2]	18.15%	10.69%	24.61%	5.42%	10.68%

Net assets, end of year (000s)	$3,171,086	$2,032,529	$1,264,630	$256,322	$55,404

Ratios to average net assets:
Gross expenses	0.63%	0.65%	0.73%	0.76%	0.78%[3]
Net expenses[4]	0.63	0.65	0.70 [5]	0.70 [5]	0.72 [3,5]
Net investment income	0.52	0.44	0.46	0.68	0.52

Portfolio turnover rate	25%[6]	20%[7]	24%	13%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended November 30, 2015.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2019 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class O Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$49.13	$46.34	$37.99	$37.12	$33.75

Income from operations:
Net investment income	0.25	0.18	0.16	0.21	0.15
Net realized and unrealized gain	8.25	4.52	8.99	1.72	3.22
Total income from operations	8.50	4.70	9.15	1.93	3.37

Less distributions from:
Net investment income	(0.15)	(0.12)	(0.12)	(0.11)	—
Net realized gains	(1.56)	(1.79)	(0.68)	(0.95)	—
Total distributions	(1.71)	(1.91)	(0.80)	(1.06)	—

Net asset value, end of year	$55.92	$49.13	$46.34	$37.99	$37.12
Total return[3]	18.11%	10.60%	24.56%	5.40%	9.99%

Net assets, end of year (millions)	$598	$546	$531	$457	$465

Ratios to average net assets:
Gross expenses	0.68%	0.70%	0.78%	0.82%	0.83%[4]
Net expenses[5]	0.68	0.70	0.74 [6]	0.74 [6]	0.74 [4,6]
Net investment income	0.49	0.36	0.38	0.57	0.47 [4]

Portfolio turnover rate	25%[7]	20%[8]	24%	13%	17%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 19, 2014 (inception date) to November 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 0.74%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	Excludes securities received as a result of a contribution in-kind.

[9]	For the year ended November 30, 2015.

See Notes to Financial Statements.

24	ClearBridge Large Cap Growth Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

ClearBridge Large Cap Growth Fund 2019 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	ClearBridge Large Cap Growth Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$15,259,337,657	—	—	$15,259,337,657
Short-Term Investments†	270,704,832	—	—	270,704,832
Total Investments	$15,530,042,489	—	—	$15,530,042,489

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

ClearBridge Large Cap Growth Fund 2019 Annual Report	27

Notes to financial statements (cont’d)

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

28	ClearBridge Large Cap Growth Fund 2019 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(109,294,106)	$109,294,106

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I, Class IS and Class O shares did not exceed 1.10%, 1.90%, 1.40%, 0.80%, 0.70% and 0.74%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

ClearBridge Large Cap Growth Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

During the year ended November 30, 2019, fees waived and/or expenses reimbursed amounted to $1,250.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$744,024	—
CDSCs	8,583	$41,221

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,383,748,014
Sales	3,271,177,459	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $191,922,402 (Note 9).

At November 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$11,417,896,204	$4,138,189,277	$(26,042,992)	$4,112,146,285

30	ClearBridge Large Cap Growth Fund 2019 Annual Report

4. Derivative instruments and hedging activities

During the year ended November 30, 2019, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$5,196,472	‡	$2,942,799
Class C	4,849,297	‡	460,213
Class R	650,812		261,626
Class I	—		8,239,970
Class IS	—		80,705
Class O	—		292,182
Total	$10,696,581		$12,277,495

‡

Amounts shown are exclusive of expense reimbursements. For the year ended November 30, 2019, the service and/or distribution fees reimbursed amounted to $1,249 for Class A and $1 for Class C shares, respectively.

For the year ended November 30, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,249
Class C	1
Class R	—
Class I	—
Class IS	—
Class O	—
Total	$1,250

ClearBridge Large Cap Growth Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended November 30, 2019	Year Ended November 30, 2018
Net Investment Income:
Class A	$68,855	$32,415
Class C	—	—
Class R	—	—
Class I	16,857,801	11,933,733
Class IS	7,408,921	3,862,207
Class O	1,665,655	1,371,724
Total	$26,001,232	$17,200,079

Net Realized Gains:
Class A	$65,609,747	$76,296,224
Class C	24,282,583	26,906,085
Class R	4,631,936	4,284,580
Class I	202,116,601	198,557,070
Class IS	64,781,416	49,632,366
Class O	17,329,632	20,519,842
Total	$378,751,915	$376,196,167

7. Shares of beneficial interest

At November 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2019		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,748,590	$629,354,385	10,449,393	$453,459,380
Shares issued on reinvestment	1,390,618	56,723,298	1,630,739	65,115,364
Shares repurchased	(10,686,783)	(486,709,789)	(12,721,941)	(551,034,061)
Shares redeemed in-kind	(219,536)	(10,812,174)	—	—
Net increase (decrease)	4,232,889	$188,555,720	(641,809)	$(32,459,317)

Class C
Shares sold	2,680,778	$93,693,544	2,949,070	$102,887,320
Shares issued on reinvestment	673,555	21,823,184	766,821	24,722,304
Shares repurchased	(7,669,642)	(280,023,046)	(3,170,492)	(110,620,385)
Net increase (decrease)	(4,315,309)	$(164,506,318)	545,399	$16,989,239

32	ClearBridge Large Cap Growth Fund 2019 Annual Report

	Year Ended November 30, 2019		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class R
Shares sold	799,828	$34,494,721	1,525,477	$63,082,666
Shares issued on reinvestment	98,753	3,856,298	78,882	3,029,086
Shares repurchased	(975,757)	(42,087,929)	(993,965)	(41,764,378)
Net increase (decrease)	(77,176)	$(3,736,910)	610,394	$24,347,374

Class I
Shares sold	69,434,613	$3,449,560,097	50,863,078	$2,451,394,933
Shares issued on reinvestment	3,627,947	164,418,549	3,742,036	165,360,581
Shares repurchased	(41,299,182)	(2,076,044,000)	(35,451,351)	(1,707,790,548)
Shares redeemed in-kind	(3,130,669)	(152,251,381)	—	—
Net increase	28,632,709	$1,385,683,265	19,153,763	$908,964,966

Class IS
Shares sold	28,146,116	$1,434,399,661	21,915,122	$1,056,276,110
Shares issued on reinvestment	1,470,270	66,676,817	1,180,047	52,169,863
Shares repurchased	(13,678,850)	(691,872,426)	(10,315,283)	(497,006,936)
Shares redeemed in-kind	(598,985)	(28,858,847)	—	—
In-kind capital contribution	—	—	1,284,257	65,882,403
Net increase	15,338,551	$780,345,205	14,064,143	$677,321,440

Class O
Shares sold	33,000	$1,685,875	56,094	$2,690,082
Shares issued on reinvestment	342,032	15,511,158	401,752	17,765,474
Shares repurchased	(801,649)	(40,104,994)	(807,888)	(38,571,725)
Net decrease	(426,617)	$(22,907,961)	(350,042)	$(18,116,169)

8. In-kind transfer of securities

On September 6, 2018, the Fund’s Class IS shares received a contribution in-kind of investment securities in the amount of $65,882,403. This contribution was determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $191,922,402. The net realized gain on these redemptions in-kind amounted to $111,278,750, which was not realized for tax purposes.

ClearBridge Large Cap Growth Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$127,633,421	$38,366,600
Net long-term capital gains	277,119,726	355,029,646
Total distributions paid	$404,753,147	$393,396,246

As of November 30, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$47,897,960
Undistributed long-term capital gains — net	693,474,116
Total undistributed earnings	$741,372,076
Other book/tax temporary differences(a)	(77,217)
Unrealized appreciation (depreciation)(b)	4,112,146,285
Total distributable earnings (loss) — net	$4,853,441,144

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

34	ClearBridge Large Cap Growth Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Large Cap Growth Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the three years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for each of the periods ended on or prior to November 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 17, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

ClearBridge Large Cap Growth Fund 2019 Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of

36	ClearBridge Large Cap Growth Fund

the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap growth funds (the “Performance Universe”) selected by Broad-ridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2019. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods and was ranked in the first quintile of the funds in the Performance Universe for each such period,

ClearBridge Large Cap Growth Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and performed slightly below the median performance of the funds in the Performance Universe for the three-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2019, which showed that the Fund’s performance was slightly below the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2019 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year which included reductions, if any, for fee waiver and/or expense reimbursement arrangements that may have been in effect for the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how

38	ClearBridge Large Cap Growth Fund

amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 13 institutional large-cap growth funds selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional large-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and the Fund’s Actual Management Fee was slightly higher than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the median of the total expense ratios of the funds in the Expense Universe.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the

ClearBridge Large Cap Growth Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

40	ClearBridge Large Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge Large Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

42	ClearBridge Large Cap Growth Fund

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge Large Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

44	ClearBridge Large Cap Growth Fund

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Large Cap Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

46	ClearBridge Large Cap Growth Fund

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Large Cap Growth Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2019:

Record date:	12/6/2018
Payable date:	12/7/2018
Ordinary Income:
Qualified Dividend Income for Individuals	79.23%
Dividends Qualifying for the Dividends
received Deduction for Corporations	74.54%
Long-Term Capital Gain Dividend	$1.140630
Qualified Short-Term Capital Gain Dividend*	$0.418320

*	Qualified Short-Term Capital Gain dividend is eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

48	ClearBridge Large Cap Growth Fund

ClearBridge

Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1380 1/20 SR19-3779

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2018 and November 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,234 in November 30, 2018 and $71,785 in November 30, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2018 and $0 in November 30, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2018 and $0 in November 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in November 30, 2018 and $0 in November 30, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2018 and November 30, 2019; Tax Fees were 100% and 100% for November 30, 2018 and November 30, 2019; and Other Fees were 100% and 100% for November 30, 2018 and November 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $678,000 in November 30, 2018 and $347,570 in November 30, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

* Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 23, 2020